                                                                   EXHIBIT 10.12



                   INTERCREDITOR AND SUBORDINATION AGREEMENT


               INTERCREDITOR AND SUBORDINATION AGREEMENT dated as of March 15, 2002, among AGHI FINANCE CO, LLC, a Delaware limited liability company ("Subordinated Creditor"), HOLIDAY RV SUPERSTORES, INC., a Delaware corporation ("Parent"), HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC., a South Carolina corporation, HOLIDAY RV SUPERSTORES WEST, INC., a California corporation, COUNTY LINE SELECT CARS, INC., a Florida corporation, ("County Line"), HALL ENTERPRISES, INC., a Kentucky corporation, and HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC., a New Mexico corporation (together, with Parent, singularly, a "Borrower" and collectively, "Borrowers"); HOLIDAY RV RENTAL/LEASING, INC., a Florida corporation, LITTLE VALLEY AUTO & RV SALES, INC., a West Virginia corporation, HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION, a Florida corporation, and RECREATION USA INSURANCE CORPORATION, a Florida corporation (singularly, a "Guarantor" and collectively "Guarantors"), BANC OF AMERICA SPECIALTY FINANCE, INC., a North Carolina corporation ("Specialty") and BANK OF AMERICA, N.A., a national banking association (the "Bank" and together with Specialty, the "Senior Lender").

                                   BACKGROUND

               The Borrowers are indebted to the Senior Lender pursuant to that certain Amended and Restated Loan and Security Agreement dated March 8, 2001 (as amended, modified and supplemented, the "Senior Loan Agreement") (the "Senior Debt"). The Guarantors have guaranteed repayment of the Senior Debt and have granted security interests in certain assets to secure performance of their guaranty and repayment of the Senior Debt. The amount due under the Senior Debt as of March 14, 2002 is as follows:

        Principal                                            $14,598,068.00
        Unfunded Approvals                                   $   595,728.00
        Interest at non-default rate                         $   252,887.11
               (of which $146,686.29 is
                 currently due and payable)
        Second Forbearance Attorneys' Fees & Costs                10,000.00
        Third Forbearance Attorney's Fees & Costs                 10,000.00

               Parent proposes to issue to the Subordinated Creditor its Secured Notes in the original principal amount of $1,600,000 (the "Subordinated Loan") pursuant to that certain Loan and Security Agreement dated as of March 12, 2002 with the Borrowers and Guarantors (as the same may be amended, modified or supplemented, from time to time, the "Subordinated Loan Agreement").

               The Subordinated Creditor, the Borrowers, the Guarantors and the Senior Lender wish to enter into this Agreement pursuant to which the parties will agree that the obligations of the Borrowers and Guarantors to the Subordinated Creditor shall be subordinate in right of payment and priority to the obligations of the Borrowers and Guarantors to the Senior Lender, and that the Senior Lender's security interests in and to the Collateral described in the Senior Loan Agreement shall be senior to the interests of the Subordinated Creditor therein.

               Accordingly, the Borrowers, the Guarantors, the Subordinated Creditor and the Senior Lender, intending to be legally bound, hereby agree as follows:

               Section 1. Definitions.

                      1.01. Defined Terms. The following terms shall have the meanings specified in this Section unless the context otherwise requires.

               "Loan Parties" means the Borrowers, the Guarantors and any co-borrower, guarantor, pledgor and other obligor under any of Senior Debt.

               "Senior Debt" means the principal of, and interest (including interest which accrues after the commencement of any proceeding relating to any Loan Party under any bankruptcy or insolvency laws, whether or not the accrual of such interest is prohibited thereunder) upon such principal amount of extensions of credit outstanding from time to time from the Senior Lender to the Borrower or any Loan Party, and all other amounts (including, without limitation, all fees, indemnities, legal fees, charges, expenses and other monetary obligations) from time to time owing by the Borrower or any Loan Party to the Senior Lender.

               "Senior Default" means the existence of any condition or the happening of any event, continuing uncured after the expiration of any notice, cure or grace period provided for in any of the documents evidencing, providing for or securing the Senior Debt, that permits the Senior Lender to accelerate the maturity of the Senior Debt or terminate any forbearance under the Second Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement and the Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement, each as hereafter amended extended or modified.

               "Separate Collateral" means the collateral described in Schedule A, attached hereto, if and only to the extent such Separate Collateral is not subject to the Senior Liens.

               "Subordinated Debt" means all obligations of any type or nature now or hereafter due, incurred or created from or by the Borrower, any Loan Party or their successors and assigns, to the Subordinated Creditor, together with interest and all other charges and expenses incidental thereto, and any guaranty, surety or endorsement thereof.

               "Subordinated Default" means the existence of any condition or the happening of any event, continuing uncured after the expiration of any notice, cure or grace period provided for in the documents evidencing, providing for or securing the Subordinated Debt, that permits the Subordinated Creditor to accelerate the maturity of the Subordinated Debt.

               Section 2. Subordination Provisions of Subordinated Creditor.

                      2.01. Subordination. The Subordinated Creditor hereby covenants and agrees that, except as and to the extent hereinafter provided, the Subordinated Debt is and shall be subordinate and subject in right of payment and priority to the prior payment in full, of all of the Senior Debt, whether or not such Senior Debt has been voided, disallowed or subordinated pursuant to Section 548 of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, whether asserted directly or under
Section 544 of the United States Bankruptcy Code.

                      2.02. Subordination of Payment. Except as permitted in
Section 2.06, the Borrower shall not make, and the Subordinated Creditor shall not retain, any payment upon the Subordinated Debt prior to the payment in full of the Senior Debt; provided that, notwithstanding the foregoing, the Borrowers may make, and the Subordinated Creditor may retain, payment of interest, fees or other amounts payable in respect of the Subordinated Debt which are paid in equity securities or warrants to acquire equity securities of the Parent.

                      2.03. Restriction on Enforcement Action During Default. The Subordinated Creditor hereby agrees that, without the prior written consent of the Senior Lender, it will take no action to enforce payment of the Subordinated Debt upon a Subordinated Default. Without limiting the generality of the foregoing, during the existence of a Subordinated Default, the Subordinated Creditor - -

                             (1) will not sue for, bring any action or proceeding to recover, make demand for, take or receive from or on behalf of any Loan Party (other than directing any Loan Party to make payment directly to the Senior Lender for the purpose of causing the Senior Debt to be paid), directly or indirectly, in cash or other property, by set-off or in any other manner (including, without limitation, from or by way of collateral or by applying funds into a sinking or similar fund), payment of the whole or any part of the Subordinated Debt, or any security therefor,

                             (2) will not accelerate all or any portion of the Subordinated Debt or otherwise implement any remedy it may have in respect of the Subordinated Debt (except that the Subordinated Creditor may accelerate the Subordinated Debt if all outstanding Senior Debt shall have been previously accelerated), and

                             (3) will not institute against any Loan Party any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law (except that it may file a proof of claim in any such action instituted by another entity, in each case, unless and until all of the Senior Debt shall have been paid in full.

                      2.04. Distributions on Dissolution, Etc. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Loan Party or the proceeds thereof, to creditors of any Loan Party by reason of (1) the liquidation, dissolution or other winding up, partial or complete, of such Loan Party or its business, (2) any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors respecting any Loan Party, or (3) any proceeding by or against any Loan Party for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, whether in cash, securities or other property which but for this Agreement would be payable or deliverable upon or respect to any or all of the Subordinated Debt, shall instead be paid or delivered first directly to the Senior Lender for application to the Senior Debt, whether then due or not due, until the Senior Debt shall have been paid in full. The Subordinated Creditor hereby assigns all such payments and distributions to the Senior Lender. If any such payments or distributions come into the possession of the Subordinated Creditor, the Subordinated Creditor will receive them as trustee for the Senior Lender and will immediately pay them to the Senior Lender. The Senior Lender is authorized to receive any such payments or distributions.

                      2.05. The Subordinated Creditor's Junior Security. (a) The Subordinated Creditor hereby confirms that, regardless of the relative times of attachment and/or perfection thereof (or lack thereof) or the order of filing of financing statements, mortgages or other security documents, the security interests and liens granted or to be granted from time to time to secure the Senior Debt (the "Senior Liens") shall in all respect be first and senior security interests and liens, superior to any security interests and liens granted or to be granted to the Subordinated Creditor in assets of, or ownership interests in, any Loan Party as security for the Subordinated Debt (the "Junior Liens"), it being the express intention of the parties that, notwithstanding anything in this Agreement to the contrary, all liens and security interests granted to the Senior Lender from time to time to secure the Senior Debt shall each be prior and superior to any liens or security interests granted to the Subordinated Creditor. In foreclosing on the Senior Liens, so long as the Senior Lender proceeds in a commercially reasonable manner, the Senior Lender may proceed to foreclose on the Senior Liens in any manner which the Senior Lender, in its sole discretion, chooses even though a higher price might have been realized if the Senior Lender has proceeded to foreclose the Senior Lender's security interest in another matter. The Subordinated Creditor waives any right to marshalling of any collateral which secures the Senior Debt.

                      (b) The Senior Lender shall have the exclusive right to take and maintain possession of all property constituting collateral security for the Senior Debt for the purpose of perfecting the Senior Liens by possession ("Possessory Collateral"). The Senior Lender shall possess all such property as bailee for the Subordinated Creditor for purposes of perfecting the Subordinated Creditor's Junior Liens therein, but the Senior Lender shall not be deemed by reason of such bailment to have assumed any greater responsibility to the Subordinated Creditor than it has assumed in favor of the Loan Parties in the applicable agreements relating to the Senior Debt.

                      2.06. Certain Payments Permitted if No Default. Subject to the provisions of Section 2.02, so long as no Senior Default has occurred and is continuing and provided that no Senior Default would occur upon the payment thereof, the Subordinated Creditor may, from time to time, receive from the
Borrower: (1) regular quarterly payments of interest on the Subordinated Debt,
(2) principal payments of the Subordinated Debt, as and when due, (3) costs and expenses payable under the Subordinated Loan Documents (other than costs and expenses of collecting or enforcing the Subordinated Debt), all at such times and in such amounts as are permitted by the Subordinated Loan Documents; and (4) pre-payments of principal of the Subordinated Debt, provided that such pre-payments are not in excess of, and are made solely from the proceeds of, offerings of additional equity securities of the Parent (the

Borrowers and Guarantors recognize that such principal pre-payments shall be included in the denominator of the Debt Service Coverage Ratio, as set forth in
Section 6.01 of the Amended Loan Agreement).

                      2.07. Restriction on Payments During Default; Blockage Period. In the event and during the continuance of a Senior Default, no payment in respect of any of the Subordinated Debt shall be made by or on behalf of the Borrower or shall be retained by the Subordinated Creditor, during any period (a "Blockage Period"):

                             (1) Beginning when written notice by the Senior Lender describing such Senior Default shall have been received by the Subordinated Creditor and ending upon written notice by the Senior Lender stating that such Senior Default has been cured or waived; or

                             (2) In which any judicial proceeding shall be pending in respect of such Senior Default and a notice of acceleration of the maturity of such Senior Debt or termination of any forbearance under the Senior Loan Agreement shall have been received by Subordinated Creditor.

Any cash payment received by the Subordinated Creditor from any Borrower or Guarantor during a Blockage Period shall be paid immediately to the Senior Lender.

               2.08. Restriction on Enforcement Action During Default; Standstill Period. (a) Except as provided in subsection (b), the Subordinated Creditor hereby agrees that, without the prior written consent of the Senior Lender, it will take no action to enforce payment of the Subordinated Debt upon a Subordinated Default. Without limiting the generality of the foregoing, during the existence of a Subordinated Default, the Subordinated Creditor - -

                             (1) will not sue for, bring any action or proceeding to recover, make demand for, take or receive from or on behalf of any Loan Party (other than directing any Loan Party to make payment directly to the Senior Lender for the purpose of causing the Senior Debt to be paid and, after payment of the Senior Debt, to make payment to the Subordinated Creditor for the purpose of causing the Subordinated Debt to be paid), directly or indirectly, in cash or other property, by set-off or in any other manner (including, without limitation, from or by way of collateral or by applying funds into a sinking or similar fund), payment of the whole or any part of the Subordinated Debt, or any security therefor,

                             (2) will not accelerate all or any portion of the Subordinated Debt or otherwise implement any remedy it may have in respect of the Subordinated Debt (except that the Subordinated Creditor may accelerate the Subordinated Debt if all outstanding Senior Debt shall have been previously accelerated), and

                             (3) will not institute against any Loan Party any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law (except that it may file a proof of claim in any such action instituted by another entity, in each case, unless and until all of the Senior Debt shall have been paid in full.

               (b) Notwithstanding subsection (a) the Subordinated Creditor may proceed to take action to enforce the Subordinated Debt as provided in Section
2.09 or after payment in full of the Senior Debt.

                      2.09. Separate Collateral. Notwithstanding anything in this Agreement to the contrary, the Subordinated Creditor may at any time following and during the continuation of a Subordinated Default take any action permitted by the Subordinated Loan Agreement to foreclose its mortgage or security interests in the Separate Collateral; provided, however, that the Subordinated Creditors shall notify the Senior Lender in writing prior to taking such action and any and all proceeds of the Separate Collateral shall be paid over to the Senior Lender for payment on the Senior Debt. The Subordinated Creditor agrees that so long as any of the Senior Debt remains unpaid, all proceeds from the enforcement or foreclosure of the Subordinated Creditor's mortgages or security interests in the Separate Collateral shall be paid to the Senior Lender for application to the Senior Debt in accordance with the Senior Loan Agreement.

               Section 3. Provisions In Furtherance of Subordination

                      3.01. Payments For the Benefit of Senior Lender. If any payment, distribution of security or proceeds of any security are received by the Subordinated Creditor upon on in respect of the Subordinated Debt in contravention of the provisions of this Agreement, such payment or distribution shall be received in trust for the benefit of the Senior Lender, and the Subordinated Creditor will forthwith deliver the same to the Senior Lender in precisely the form received (except for the endorsement or assignment of the Subordinated Creditor where necessary), for application to the Senior Debt whether then due or not due. Any payment subject to the provisions of this
Section 3.01 which is received during a Blockage Period and which is not delivered to the Senior Lender by the Subordinated Creditor within 10 days of receipt by the Subordinated Creditor shall bear interest at the default rate provided for under the Senior Loan Agreement. Notwithstanding the foregoing, however, to the extent that payments under the Subordinated Loan Agreement are made to the Subordinated Creditor in the form of equity securities or warrants or rights to acquire equity securities of the Parent, the Subordinated Creditor may retain such payments in the form received.

                      3.02. Transfer or Forgiveness of Subordinated Debt. Other than conversion of the Subordinated Loan into equity securities of the Parent as permitted by the terms of the Subordinated Loan Agreement, the Subordinated Creditor shall not transfer, assign, pledge or encumber the Subordinated Debt or any part thereof or any instrument evidencing the same unless the respective instrument of assignment specifically provides that the assignee takes the Subordinated Debt subject to the provisions of this Agreement and (in the case of an outright transfer or assignment) such assignee executes and delivers to the Senior Lender an instrument in form and substance satisfactory to the Senior Lender pursuant to which such assignee agrees to be bound by the provisions of this Agreement. From and after the Subordinated Creditor's receipt of written notice of the occurrence of any Senior Default, and for so long as the same shall be continuing, the Subordinated Creditor will not exchange, forgive, waive or cancel the Subordinated Debt or any part thereof or reduce the principal amount of the Subordinated Debt in whole or in part, except and to the extent that the Subordinated Debt is converted to equity securities of the Parent.

                      3.03. Continuing Subordination, etc. The subordination effected by this Agreement is a continuing subordination, and the Subordinated Creditor hereby agrees that at any time and from time to time, without notice to it:

                             (a) the time for the performance by the Borrower or
               any Loan Party of, or compliance with, any of its or their agreements contained in this Agreement or other Loan Documents may be expanded or such performance or compliance may be waived by the Senior Lender;

                             (b) the documents relating to the Senior Debt, may
               be amended for the purpose of adding any provisions thereto or increasing the amount of the Senior Debt or changing the terms of the Senior Debt, changing in any manner the rights of the Senior Lender or the Borrower or any Loan Party thereunder;

                             (c) payment of any of the Senior Debt or any
               portion thereof may be extended;

                             (d) the maturity of any of the Senior Debt may be
               accelerated or extended, the repayment terms and interest rate may be modified, any guaranty may be released and any or all collateral security thereof may be exchanged, sold, surrendered, released or otherwise dealt with, and

                             (e) the Borrower, any Loan Party or any other
               person may be released of its obligations, whether or not in connection with a bankruptcy of such person;

all without impairing or affecting the obligations of the Subordinated Creditor hereunder. The occurrence of any other event which could, but for this Section, be used as a defense to the obligations of the Subordinated Creditor hereunder shall not impair or affect such obligations.

                      3.04. Waiver of Notice. The Subordinated Creditor hereby unconditionally waives notice of the incurring of the Senior Debt and the Subordinated Creditor and the Borrower each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this Agreement and any requirement that the Senior Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or retain any guaranty or surety or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

               Section 4. Additional Covenants.

                      4.01. Further Assurances of the Subordinated Creditor, and the Borrower.

                             (a) Promptly upon the written request of the Senior
               Lender, the Subordinated Creditor and/or the Borrower shall (at the expense of Borrower) take such actions as may be reasonably requested by the Senior Lender to protect the rights of the Senior Lender or effectuate the subordination provided herein.

                             (b) the Subordinated Creditor shall notify the
               Senior Lender in writing immediately upon any Subordinated
               Default.

                             (c) The Subordinated Creditor and the Borrower will
               cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

                      "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Debt (as defined in the Intercreditor and Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Intercreditor and Subordination Agreement dated March ____, 2002 by the maker hereof and the payee named herein in favor of the Senior Lender referred to in such Intercreditor and Subordination Agreement."

               Section 5. Purchase of Senior Debt. The Senior Lender grants to the Subordinated Creditor the right to purchase the Senior Debt at par plus accrued interest and unpaid fees by giving written notice thereof to the Senior Lender specifying the date of purchase (which shall not be more than five (5) business days after the giving of such notice by the Subordinated Creditor to the Senior Lender). At the closing of such purchase, the Senior Lender agrees to transfer and assign to the Subordinated Creditor, WITHOUT RECOURSE and WITHOUT ANY WARRANTIES OTHER THAN TITLE the Senior Debt, the Senior Loan Agreement and its interest in the Collateral described in the Senior Loan Agreement against payment by the Subordinated Creditor to the Senior Lender of the then outstanding principal amount of the Senior Debt, plus all interest accrued thereon, plus other fees due by the Borrower to the Senior Lender in connection therewith, plus the Senior Lender's reasonable attorney fees and costs incurred in connection therewith. At the time of transfer of the Senior Debt, the Borrowers and the Guarantors shall execute and deliver to the Senior Lender such acknowledgements, confirmations and releases as the Lender shall request concerning the Senior Debt, including, without limitation, confirmation that the Borrowers and Guarantors have no claims or offsets against the Senior Lender with respect to the Senior Debt or otherwise.

               Section 6. Miscellaneous.

                      6.01. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                      6.02. Notices. All notices, requests, demands, directions and other communications (collectively "Notices") given to or made upon any party under the provisions of this Agreement shall be in writing (including facsimile communications) and shall be delivered or sent by facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages of this agreement or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except where this Agreement requires receipt, be effective (a) in the case of facsimile, when received, (b) in the case of hand-delivered notice, when hand delivered, (c) if given by mail, four (4) days after such communication is deposited in the mails with first class postage prepaid, return receipt requested, and (d) if given by any other means (including by air courier), when delivered.

                      6.03. Rights Relative to Other Creditors Unaffected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditor and the Senior Lender. The obligations of the Borrower to pay the Senior Debt and the Subordinated Debt are absolute and unconditional notwithstanding the provisions hereof.

                      6.04. Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Senior Lender and the Subordinated Creditor. Any such amendment or waiver shall be binding upon each other party to this Agreement.

                      6.05. Payment of Expenses. The Borrower agrees to pay and hold the Senior Lender and the Subordinated Creditor harmless against liability for the payment of all reasonable out-of-pocket expenses arising in connection with the preparation, execution, delivery or administration (including, without limitation, any modification of, or any consent or waiver under, this Agreement, and any enforcement of, or the preservation of any rights under, this Agreement, including, without limitation, the fees and expenses of all counsel to the Senior Lender and the Subordinated Creditor) of this Agreement and the transactions contemplated under this Agreement. As between the Senior Lender and the Subordinated Creditor, the prevailing party in any litigation between the Senior Lender and the Subordinated Creditor shall be entitled to recover from the other its reasonable attorneys' fees, fees of legal assistants and costs (including expenses of appraisers and accountants) incurred in connection herewith, including fees and costs incurred on appeal; provided that, in any event, the Borrower shall continue to be obligated to hold the paying party harmless therefrom as hereinbefore provided in this Section 6.05. This provision shall survive the termination of this Agreement.

                      6.06. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Subordinated Creditor, the Borrower and the Senior Lender. Any holder of any Senior Debt may rely on the provisions of this Agreement and may enforce the provisions hereof as if they had been a party to this Agreement without any act or notice of acceptance by the Borrower or the Subordinated Creditor.

                      6.07. Counterparts. This Agreement may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

                      6.08. Exoneration. The Senior Lender shall have no liability to the Subordinated Creditor for any actions or failures to act in connection with the Senior Debt, except with respect to claims based upon the Senior Lender's bad faith, gross negligence, willful misconduct or fraud or breach of this Agreement.

                      6.09. Jurisdiction; Waiver of Jury Trial. For the purpose of any action that may be brought in connection with this Agreement, Borrower and the Subordinated Creditor each hereby consents to the jurisdiction and venue of the courts of the State of Florida, Hillsborough County, or of any federal court located in such state and such county. Borrower and the Subordinated Creditor each hereby waives the right to contest the jurisdiction and venue of the courts located in the State of Florida on the ground of inconvenience, lack of venue or otherwise and, further, waives any right to bring any action or proceeding against the Senior Lender in any court outside the State of Florida. The provisions of this Section shall not limit or otherwise affect the right of the Senior Lender to institute and conduct an action in any other appropriate manner, jurisdiction or court.

               NEITHER THE SENIOR LENDER NOR THE BORROWER NOR THE SUBORDINATED CREDITOR NOR ANY OTHER PERSON LIABLE FOR THE INDEBTEDNESS TO THE SENIOR LENDER, LOAN PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF ANY SUCH PERSON SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS, OR ANY OF THEM. NO SUCH PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION INTO ONE IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY HERETO (i) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE SENIOR LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SENIOR LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES HERETO AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

               IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed as of the day and year first above written.

                                        PARENT:

                                        HOLIDAY RV SUPERSTORES, INC., a Delaware corporation (the "Borrower")


                                        By: /s/ Marcus A. Lemonis
                                           -------------------------------------
                                        Name: Marcus A. Lemonis
                                        Title: Chief Executive Officer
                                        Address:   200 East Broward Blvd.
                                                   Suite 920
                                                   Ft. Lauderdale, FL  33301
                                                   Attn:  President
                                        Fax No.:   (954) 522-9906

                                        SUBORDINATED CREDITOR:

                                        AGHI FINANCE CO, LLC, a Delaware limited liability company


                                        By: /s/ Paul E. Schedler
                                           -------------------------------------
                                        Name: Paul E. Schedler
                                        Title: Vice President
                                        Address:   2575 Vista del Mar Drive
                                                   Ventura, CA  93001
                                                   Attn:  President
                                        Fax No.:   (805) 667-4151

                                        SENIOR LENDER:

                                        BANC OF AMERICA SPECIALTY FINANCE, INC., a North Carolina corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Address:   400 North Ashley Drive
                                                   13th Floor
                                                   Mail Code FL1-010-13-11
                                                   Tampa, FL  33602
                                                   Attn:  Dan Langelier
                                        Fax No.:   (813) 224-5391

                                        BANK OF AMERICA, N.A., a national
                                        banking association


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Address:   400 North Ashley Drive
                                                   13th Floor
                                                   Mail Code FL1-010-13-11
                                                   Tampa, FL  33602
                                                   Attn:  Dan Langelier
                                        Fax No.:   (813) 224-5391

                                        Copy to:   Foley & Lardner
                                                   10 North Tampa Street
                                                   Suite 2700
                                                   Tampa, Florida  33602
                                                   Attn:  Mark J. Wolfson, Esq.
                                                   Fax No.: 813-221-4210

                                        BORROWERS:
                                        (Address for notice is same as Parent)

                                        HOLIDAY RV SUPERSTORES OF SOUTH
                                        CAROLINA, INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        HOLIDAY RV SUPERSTORES WEST, INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        HOLIDAY RV SUPERSTORES OF NEW MEXICO,
                                        INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        HALL ENTERPRISES, INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------

                                        GUARANTORS:
                                        (Address for notice is same as Parent)

                                        HOLIDAY RV RENTAL/LEASING, INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        LITTLE VALLEY AUTO & RV SALES, INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        HALL ENTERPRISES, INC.



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        HOLIDAY RV ASSURANCE SERVICE, INC.,
                                        F/K/A HOLIDAY RV ASSURANCE CORPORATION



                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                        RECREATION USA INSURANCE CORPORATION

                                        By /s/ Marcus A. Lemonis
                                          --------------------------------------

                                            Name: Marcus A. Lemonis
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------